EXHIBIT 32.1

THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF MIDWEST BANC HOLDINGS, INC. ON THE BASIS OF SUCH OFFICER'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


                                  CERTIFICATION

         In connection with the Quarterly Report of Midwest Banc Holdings, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on July 31, 2003 (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/Brad A. Luecke
                                              ----------------------------------
                                              Name:    Brad A. Luecke
                                              Title:   President and
                                                       Chief Executive Officer
                                              Date:    July 30, 2003



                                              /s/Daniel R. Kadolph
                                              ----------------------------------
                                              Name:    Daniel R. Kadolph
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer
                                              Date:    July 30, 2003









         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST. THIS CERTIFICATION ACCOMPANIES THE REPORT AND SHALL NOT BE TREATED AS HAVING BEEN FILED AS PART OF THE REPORT.